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Exhibit 10.5

EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NONE OF SUCH SECURITIES MAY BE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT MAY NOT BE TRANSFERRED OR ASSIGNED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

                   SA Telecommunications, Inc.

                  COMMON STOCK PURCHASE WARRANT

Dated as of:   May 7, 1996

Number of
Shares:    100,000

Holder:   Seth Joseph Antine

Address:  2120 Bay Avenue
          Brooklyn, New York 11210

     THIS CERTIFIES THAT the Holder is entitled to purchase from SA Telecommunications, Inc., a Delaware corporation (hereinafter called the "Company"), at $2.40 per share the number of shares of the Company's common stock set forth above ("Common Stock") on the terms and conditions set forth herein.

     1. All rights granted under this Warrant shall expire on the earlier of (i) May 7, 1998 or (ii) the 46th day following written notice from the Company to the Holder that this Warrant shall expire on such 46th day (the "Early Expiration Notice"); and no shares of Common Stock may be acquired under this Warrant from and after such date. THIS WARRANT SHALL NOT BE EXERCISABLE UNTIL NOVEMBER 7, 1996; PROVIDED, HOWEVER, THAT (i) IF THE COMPANY PROVIDES THE EARLY EXPIRATION NOTICE PRIOR TO NOVEMBER 7, 1996 THIS WARRANT SHALL BE IMMEDIATELY EXCISABLE UNTIL ITS EXPIRATION, AND
(ii) THE HOLDER MAY EXERCISE THIS WARRANT PRIOR TO NOVEMBER 7, 1996 IN THE EVENT THE MARKET PRICE OF COMMON STOCK IS GREATER THAN $4.00 PER SHARE (THE "SET PRICE") AS SUCH SET PRICE MAY HEREINAFTER BE ADJUSTED WITH RESPECT TO SECTION 7 HEREOF. The Company may exercise its right to provide the Early Expiration Notice only if the shares issuable under this Warrant are registered under the Securities Act of 1933 by giving such notice to the Holder at the address stated above or such other address as designated in writing to the Company. The Early Expiration Notice shall be of no further force and effect if the shares issuable under this Warrant fail to continue to be registered for such period ending on the 46th day, provided that the Company will not be prohibited from providing additional Early Expiration Notices in such event. For purposes herein the term Market Price of a share of Common Stock shall mean the average

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of the closing prices of sales of a share of Company Common Stock on all securities exchanges on which such share may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 10 days consisting of the day as of which "Market Price" is being determined and the 9 consecutive business days prior to such day.

     2. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Holder a written opinion acceptable to the Company to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment of hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply.

     3. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Holder referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferees (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

     4. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

     5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant.

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     6.   This Warrant shall not entitle the Holder to any voting
rights or other rights as a stockholder of the Company.

     7. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, reverse stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of an other corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated, the price per share of the remaining shares subject to this Warrant and the Set Price referred to in Section 1 hereof shall be adjusted accordingly.

     8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during normal business hours; (ii) payment to the Company of the exercise price in cash or immediately available funds for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

     9. Holder acknowledges and agrees that any shares of Common Stock issuable upon exercise of this Warrant shall be subject to a Voting Agreement of even date herewith among the Company, the Holder and Jack W. Matz, Jr. (the "Voting Agreement") except as provided in the Voting Agreement.

     The certificate for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceed ten
(10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

     11. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. The Delaware courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the

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party to whom addressed.  This instrument shall be enforceable by decrees of specific performance as well as other remedies.

     IN WITNESS WHEREOF, SA Telecommunications, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.

                              SA TELECOMMUNICATIONS, INC.



                              By:  /s/ Jack W. Matz, Jr.
                                   Jack W. Matz, Jr.
                                   Chairman and Chief Executive
                                   Officer


(Seal)

Attest:

/s/ Lynn H. Johnson
Lynn H. Johnson, Secretary

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                          PURCHASE FORM

          (To be signed only upon exercise of Warrant)


     The undersigned, the registered holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ______ shares of $.0001 par value Common Stock and herewith makes payments of $_____________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to ___________________________ whose address(es) is (are)
_________________________________________________________________
______.


     Dated: _____________, 19__.


                              ___________________________________

                              ___________________________________
                              Address

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                          TRANSFER FORM

        (To be signed only upon transfer of the Warrant)



     For value received, the undersigned registered holder of this Warrant hereby sells, assigns and transfers unto _____________________________ the right to purchase shares of
Common Stock represented by the foregoing Warrant to the extent of __________ shares of Common Stock, and appoints
________________________ attorney to transfer such rights on the books of SA TELECOMMUNICATIONS, INC., with full power of substitution in the premises.

     Dated: _____________, 19___.


                              ___________________________________
                              Holder

                              ___________________________________
                              Address


In the presence of:

_________________________

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                     SCHEDULE OF DIFFERENCES

     The Registrant has entered into two (2) or more contracts substantially identical in all material respects to the form filed herewith. Pursuant to General Instruction 2 to Item 601, the Registrant hereby files this Schedule of Differences to identify the other documents omitted and the material details in which such documents differ from the form filed.

                     Exhibit 10.5 - Warrant


Name of Individual Stockholder               # Shares Common Stock
- - ------------------------------               ----------------------
Laura Huberfeld/Naomi Bodner Partnership     750,000
Jules Nordlicht                              375,000
Seth Joseph Antine                           100,000
Fred Rudy                                     50,000
Harry Adler                                   50,000
Dr. Huberfeld                                 12,500
